SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 12, 2002


                             TGFIN Holdings, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


     Delaware                0-19470               72-0861671
     (State or other         (Commission           (IRS Employer
     jurisdiction of         File Number)          Identification No.)
     incorporation)


     1517 North 260 East, North Logan Utah    84341
     (Address of principal executive offices)    (Zip Code)

     Registrant's telephone number, including area code (435) 755-0188


                                     n/a
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)








PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        150 East 58th Street
                                        34th Floor
                                        New York, New York 10155
                                        (212) 956-9595

Item 4. Changes in Registrant's Certifying Accountant


The Company's financial statements for its fiscal years ended April 30, 2002 and April 30, 2001 were prepared by HJ & Associates, LLC, Certified Public Accountants, of Salt Lake City, Utah. HJ & Associates, LLC also reviewed the Company's filing on Form 10-QSB for its fiscal quarter ended July 31, 2002.

(i) On September 12, 2002 HJ & Associates, LLC, the Company's Salt Lake City, Utah based certified public accountants, was dismissed as the Company's accountants as part of the Company's merger which had resulted in the move of the Company's headquarters from North Logan, Utah to New York City, New York.

(ii) The report of HJ & Associates, LLC on the Company's financial statements for the fiscal years ended April 30, 2002 and April 30, 2001 contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or auditing principles, though it did contain an explanatory paragraph describing conditions that raised substantial doubt about that Company's ability to continue as a going concern.

(iii) The decision by the Company to change accountants was approved by the Company's audit committee of the board of directors and by the board of directors itself.

(iv)(A) There were no disagreements between the Company and HJ & Associates, LLC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of HJ & Associates, LLC, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

(iv)(B) HJ & Associates, LLC has not advised the Company that:

     (1) internal controls necessary to develop reliable financial statements did not exist; or

     (2) information has come to their attention which made them unwilling to rely upon management's representations, or made them unwilling to be associated with the financial statements prepared by management; or

     (3) the scope of the audit should be expanded significantly, or information has come to their attention that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal years ended April 30, 2002 and April 30, 2001.

On September 12, 2002 the Company changed its fiscal year to December 31st and engaged Samuel Klein and Company of Newark, New Jersey as their accountants to render its report on the Company's financial statements for the fiscal year ended December 31, 2002. Samuel Klein and Company also reviewed the Company's Form 10-QSB for its fiscal quarter ended September 30, 2002.


Item 7. Financial Statements and Exhibits

(a) and (b) -  none

(c) Exhibits   16.1 -    Letter Reporting Change in Certifying Accountant
                         from HJ & Associates, LLC




                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 17, 2003


                         TGFIN Holdings, Inc.
                         (Registrant)



                         By/s/ Scott Lybbert
                           ---------------------------
                           Scott Lybbert, President
                           Principal Executive Officer